SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street San Rafael, California	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 18, 2014, during a previously announced conference call and webcast held on Tuesday, February 18, 2014, at 8:00 a.m. Eastern Standard Time, BioMarin Pharmaceutical Inc. (“BioMarin”) provided the following financial guidance for the fiscal year ending December 31, 2014:

2014 Financial Guidance

Revenue Guidance ($in millions)
Total BioMarin Revenues	$650 to $680
Naglazyme Net Product Revenue	$290 to $310
Kuvan Net Product Revenue	$180 to $200
VIMIZIM Revenue	$60 to $70

Selected Income Statement Guidance ($in millions)
Selling, General and Administrative Expense	$265 to $285
Research and Development Expense	$500 to $530
GAAP Net Loss	$(255) to $(285)
Non-GAAP Net Loss	$(100) to $(130)

Non-GAAP Financial Information and Reconciliation

Non-GAAP Net Loss included above in the financial guidance for the year ending December 31, 2014 is based on generally accepted accounting principles in the United States (GAAP) earnings before interest, taxes, depreciation and amortization (EBITDA) and further adjusted to also exclude certain non-cash stock compensation expense, non-cash contingent consideration expense and certain other nonrecurring material items. The reconciliation of the non-GAAP Net Loss to the GAAP Net Loss is included in the following table:

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(in millions)

(unaudited)

Year Ending December 31, 2014 Guidance
GAAP Net Loss	$(255) - $(285)
Interest expense, net	35.0
Provision for (benefit from) income taxes	(24.5)
Depreciation expense	36.0
Amortization expense	10.5

EBITDA Loss	(198) - (228)
Stock-based compensation expense	83.0
Contingent consideration expense (1)	15.0

Non-GAAP Net Loss	$(100) - $(130)

(1)	Represents the expense associated with the change in the fair value of contingent acquisition consideration payable for the period, resulting from changes in estimated probabilities and timing of achieving certain developmental milestones.

BioMarin believes that this non-GAAP information is useful to investors, taken in conjunction with BioMarin’s GAAP information because it provides additional information regarding the performance of BioMarin’s core ongoing business, Naglazyme, Kuvan, VIMIZIM, Aldurazyme and Firdapse and development of its pipeline. By providing information about both the overall GAAP financial performance and the non-GAAP measures that focus on continuing operations, BioMarin believes that the additional information enhances investors’ overall understanding of BioMarin’s business and prospects for the future. Further, BioMarin uses both the GAAP and the non-GAAP results and expectations internally for its operating, budgeting and financial planning purposes.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements about the business prospects of BioMarin, including, without limitation, statements about: the expectations of revenue and sales related to Naglazyme, Kuvan, Firdapse, Aldurazyme and VIMIZIM; the financial performance of BioMarin as a whole; the timing of BioMarin’s clinical trials of PEG PAL, BMN 673, BMN 701, BMN 111, BMN 190, BMN 270, BMN 250 and other product candidates; the continued clinical development and commercialization of Aldurazyme, Naglazyme, Kuvan, Firdapse, VIMIZIM and its product candidates; and actions by regulatory authorities. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: our success in the commercialization of VIMIZIM, Naglazyme, Kuvan, and Firdapse; Genzyme Corporation’s success in continuing the commercialization of Aldurazyme; results and timing of current and planned preclinical studies and clinical trials, particularly with respect to PEG PAL, BMN 673, BMN 701, BMN 111 and BMN 190; our ability to successfully manufacture our products and product candidates; the content and timing of decisions by the U.S. Food and Drug Administration, the European Commission and other regulatory authorities concerning each of the described products and product candidates; the market for each of these products and particularly Aldurazyme, Naglazyme, Kuvan, VIMIZIM and Firdapse; actual sales of Aldurazyme, Naglazyme, Kuvan, VIMIZIM and Firdapse; Merck Serono’s activities related to Kuvan; and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s 2012 Annual Report on Form 10-K, and the factors contained in BioMarin’s reports on Form 10-Q. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: February 18, 2014	By:	/s/ G. Eric Davis G. Eric Davis Senior Vice President, General Counsel